Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of WCMA Government Securities Fund and Master Government Securities Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 19, 2004


                                                /s/ Terry K. Glenn
                                                ------------------
                                                Terry K. Glenn,
                                                President of
                                                WCMA Government Securities Fund
                                                and Master Government Securities
                                                Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WCMA Government Securities Fund and Master Government Securities Trust and will be retained by WCMA Government Securities Fund and Master Government Securities Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of WCMA Government Securities Fund and Master Government Securities Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 19, 2004


                                                /s/ Donald C. Burke
                                                -------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                WCMA Government Securities Fund
                                                and Master Government Securities
                                                Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WCMA Government Securities Fund and Master Government Securities Trust and will be retained by WCMA Government Securities Fund and Master Government Securities Trust and furnished to the Securities and Exchange Commission or its staff upon request.